Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350), the undersigned, Jerome C. Artigliere, Chief Executive Officer and Chief Financial Officer of Global Digital Solutions, Inc., (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report Form 10-QSB for the three months ended March 31, 2004 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       May 17, 2004

By /s/Jerome C. Artigliere
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Jerome C. Artigliere
Chief Executive Officer
Chief Financial Officer